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                                                                   EXHIBIT 10.39


                          WAIVER AND THIRD AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

    THIS WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is dated for reference purposes only as of August 14, 2002, by and between American National Bank and Trust Company of Chicago, a national banking association ("BANK"), and SPSS Inc., a Delaware corporation ("BORROWER").

                                    RECITALS:

    A. Bank has made loans and certain other financial accommodations to Borrower pursuant to the terms of that certain Amended and Restated Loan Agreement dated as of June 1, 2000, as amended by First Amendment to Amended and Restated Loan Agreement dated as of January 26, 2001, and by the Waiver and Second Amendment to Amended and Restated Loan Agreement dated as of May 31, 2002 (collectively, the "EXISTING LOAN AGREEMENT").

    B. Borrower has failed to satisfy the requirements of Sections 6.1(a) and 6.1(c) of the Existing Loan Agreement for the fiscal quarter ending June 30, 2002 (the "EXISTING DEFAULTS"), and Borrower has requested that Bank waive the Existing Defaults.

    C. Bank has agreed to waive the Existing Defaults on the condition that (i) Borrower's indirect, wholly-owned subsidiary, SPSS US Inc., a Delaware corporation ("SPSS US"), secure the full payment and performance of all existing and future Borrower's Liabilities by granting to Bank a first priority collateral security interest in all of SPSS US's assets, (ii) Borrower amend certain provisions of the Existing Loan Agreement as provided in this Amendment, and (iii) Borrower complies with all other terms and conditions of this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Incorporation of Recitals. Borrower hereby represents and warrants to Bank that the foregoing Recitals are (a) true and accurate, (b) an integral part of this Amendment and (c) hereby incorporated into this Amendment and made a part hereof. All terms capitalized but not expressly defined herein shall, for purposes hereof, have the respective meanings set forth in the Existing Loan Agreement.

    2. Amendments to Existing Loan Agreement.

    (a) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definition in its entirety:


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    "ACCOUNTS": ALL "ACCOUNTS" (AS SUCH TERM IS DEFINED IN THE UCC), OF BORROWER
    AND ANY COLLATERAL SUBSIDIARY, INCLUDING WITHOUT LIMITATION ALL ACCOUNTS, ACCOUNTS RECEIVABLE, CHATTEL PAPER AND CONTRACT RIGHTS OWING TO BORROWER OR ANY COLLATERAL SUBSIDIARY, INCLUDING, WITHOUT LIMITATION, RIGHTS, LETTERS OF CREDIT, NOTES, INSTRUMENTS AND DOCUMENTS, WHICH SHALL INCLUDE, WITHOUT LIMITATION, AMOUNTS DUE OR TO BECOME DUE IN THE FUTURE.

    (b) Section 1.1 of the Existing Loan Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

    "COLLATERAL SUBSIDIARY": MEANS EACH SUBSIDIARY OF BORROWER THAT HAS EXECUTED AND DELIVERED APPROPRIATE SECURITY AGREEMENTS, DOCUMENTS AND INSTRUMENTS TO CREATE A VALID AND PERFECTED FIRST PRIORITY SECURITY INTEREST IN SUCH SUBSIDIARY'S ACCOUNTS AND ANY OTHER ASSETS REQUIRED BY BANK.

    (c) Section 2.1(a) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

    (a) REVOLVING LOANS. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, BANK SHALL MAKE AVAILABLE TO BORROWER REVOLVING LOANS FROM TIME TO TIME IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED, AT ANY TIME OUTSTANDING, AN AMOUNT (THE "MAXIMUM PRINCIPAL AMOUNT"), EQUAL TO THE LESSER OF: (i) ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000), MINUS LETTER OF CREDIT USAGE, OR
    (ii) LOAN AVAILABILITY, MINUS LETTER OF CREDIT USAGE. THE LOANS SHALL BE FURTHER EVIDENCED BY THE REVOLVING A LOANS NOTE. THE LOANS SHALL BE FUNDED AND INTEREST SHALL ACCRUE AND BE PAID THEREON IN ACCORDANCE WITH THIS
    ARTICLE 2. THE ENTIRE UNPAID PRINCIPAL BALANCE PLUS ACCRUED BUT UNPAID INTEREST ON THE LOANS IS DUE AND PAYABLE ON THE REVOLVING A LOANS MATURITY DATE.

    (d) Section 2.14 of the Existing Loan Agreement is hereby amended to change all references to "Borrower" therein (other than the first such reference) to be references to "Borrower or any Collateral Subsidiary."

    (e) Section 2.16 of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

    2.16 REPRESENTATIONS AND WARRANTIES SPECIFICALLY RELATING TO ACCOUNTS. BORROWER WARRANTS AND REPRESENTS TO BANK ON EACH DATE THAT A BORROWING BASE CERTIFICATE IS DELIVERED TO BANK THAT, AS OF SUCH DATE:

         (a) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS ARE GENUINE, ARE IN ALL RESPECTS WHAT THEY PURPORT TO BE, ARE NOT REDUCED TO A JUDGMENT AND, IF EVIDENCED BY ANY INSTRUMENT OR ITEM OF CHATTEL PAPER, ARE EVIDENCED BY ONLY ONE EXECUTED ORIGINAL INSTRUMENT OR



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         ITEM OF CHATTEL PAPER, AND, SUCH ORIGINAL HAS BEEN ENDORSED AND
         DELIVERED TO BANK;

         (b) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS REPRESENT BONA FIDE TRANSACTIONS COMPLETED IN ACCORDANCE WITH THE TERMS AND PROVISIONS CONTAINED IN THE INVOICES AND OTHER DOCUMENTS, IF ANY, DELIVERED TO BANK WITH RESPECT THERETO;

         (c) THE AMOUNTS OF THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS ARE ACTUALLY AND ABSOLUTELY OWING TO THE BORROWER OR THE APPLICABLE COLLATERAL SUBSIDIARY AND ARE NOT CONTINGENT FOR ANY REASON;

         (d) NO PAYMENTS HAVE BEEN MADE ON THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS;

         (e) THERE ARE NO SETOFFS, COUNTERCLAIMS OR DISPUTES EXISTING, OR TO THE BEST OF BORROWER'S AND THE COLLATERAL SUBSIDIARIES' KNOWLEDGE, ASSERTED, WITH RESPECT TO ANY ACCOUNTS LISTED THEREON AS AN ELIGIBLE ACCOUNT AND NEITHER BORROWER NOR ANY COLLATERAL SUBSIDIARY HAS MADE ANY AGREEMENT WITH ANY ACCOUNT DEBTOR THEREOF FOR ANY DEDUCTION THEREFROM, EXCEPT A REGULAR DISCOUNT ALLOWED IN THE ORDINARY COURSE OF ITS BUSINESS;

         (f) TO THE BEST OF BORROWER'S AND THE COLLATERAL SUBSIDIARIES' KNOWLEDGE, THERE ARE NO FACTS, EVENTS OR OCCURRENCES WHICH IN ANY WAY IMPAIR THE VALIDITY OR ENFORCEABILITY OF THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS;

         (g) TO THE BEST OF BORROWER'S AND THE COLLATERAL SUBSIDIARIES' KNOWLEDGE, ALL ACCOUNT DEBTORS OF THE ACCOUNTS LISTED THEREON AS ELIGIBLE ACCOUNTS ARE SOLVENT AND HAD THE CAPACITY TO CONTRACT AT THE TIME ANY CONTRACT OR OTHER DOCUMENT, IF ANY, GIVING RISE TO OR EVIDENCING THE ACCOUNTS WAS EXECUTED AND THERE ARE NO PROCEEDINGS OR ACTIONS WHICH ARE THREATENED OR PENDING AGAINST ANY SUCH ACCOUNT DEBTOR WHICH COULD REASONABLY BE EXPECTED TO RESULT IN ANY MATERIAL ADVERSE CHANGE IN ITS FINANCIAL CONDITION; AND

         (h) THE ACCOUNTS LISTED THEREIN AS ELIGIBLE ACCOUNTS MEET ALL CRITERIA FOR ELIGIBILITY AS SET FORTH IN THIS SECTION 2.16 AND ARE NOT INELIGIBLE ACCOUNTS IN ACCORDANCE WITH THE PROVISIONS OF THIS SECTION 2.16.

    (f) Section 6.2(c)(vi) to the Existing Loan Agreement is hereby amended in it is entirety to read as follows:

    SECTION 6.2(c)(vi) MONTHLY REPORTS. WITHIN FIFTEEN (15) CALENDAR DAYS AFTER THE END OF EACH CALENDAR MONTH, BORROWER WILL DELIVER TO BANK: (i) A



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    SCHEDULE OF ACCOUNTS OF BORROWER AND EACH COLLATERAL SUBSIDIARY, IDENTIFYING
    ALL ACCOUNTS AND THE AGING THEREOF BY SUMMARY OF EACH CUSTOMER OWED TO OR BY BORROWER OR ANY COLLATERAL SUBSIDIARY, AND (ii) A BORROWING BASE CERTIFICATE IN THE FORM REQUIRED PURSUANT TO SECTION 6.2(c)(vii), ALL CERTIFIED AS TO ACCURACY BY THE CHIEF FINANCIAL OFFICER OR CORPORATE CONTROLLER OF BORROWER, TOGETHER WITH ALL INFORMATION IN BORROWER'S POSSESSION OR CONTROL REASONABLY REQUESTED BY THE BANK WITH RESPECT TO ANY ACCOUNT DEBTOR TO THE EXTENT BORROWER SHALL BE PERMITTED TO DELIVER SUCH INFORMATION IN ACCORDANCE WITH APPLICABLE LAW.

    (g) Section 3.1 of the Existing Loan Agreement is hereby redesignated as
Section 3.1(a), and new Sections 3.1(b) and 3.1(c) are hereby added to the Existing Loan Agreement as follows:

    (b) LOCK BOX. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BORROWER AND EACH COLLATERAL SUBSIDIARY SHALL DIRECT ALL ACCOUNT DEBTORS TO REMIT ALL PAYMENTS TO A LOCK BOX ESTABLISHED PURSUANT TO BANK'S CUSTOMARY LOCK BOX DOCUMENTATION. BORROWER AND EACH COLLATERAL SUBSIDIARY SHALL RECEIVE, AS TRUSTEE FOR BANK, ALL MONIES, CHECKS, NOTES, DRAFTS AND ALL OTHER PAYMENT FOR AND/OR PROCEEDS OF ACCOUNT COLLATERAL THAT ARE CASH EQUIVALENTS WHICH COME INTO THE POSSESSION OR UNDER THE CONTROL OF THE BORROWER AND EACH COLLATERAL SUBSIDIARY (OR ANY OF ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR THOSE PERSONS ACTING FOR OR IN CONCERT WITH THE BORROWER AND EACH COLLATERAL SUBSIDIARY), AND, IMMEDIATELY UPON RECEIPT THEREOF, BORROWER OR THE APPLICABLE COLLATERAL SUBSIDIARY SHALL REMIT THE SAME (OR CAUSE THE SAME TO BE REMITTED), IN KIND, TO BANK (AT BANK'S PRINCIPAL PLACE OF BUSINESS DESIGNATED AT THE BEGINNING OF THIS AGREEMENT) OR TO THE LOCK BOX. ALL SUCH ACCOUNT COLLATERAL PROCEEDS SHALL THEN BE TRANSFERRED ON A DAILY BASIS TO THE CASH COLLATERAL ACCOUNT ESTABLISHED AT BANK FOR SUCH PURPOSE PURSUANT TO THE TERMS OF SECTION 3.4(c) BELOW.

    (c) CASH COLLATERAL ACCOUNT. DURING THE TERM OF THIS AGREEMENT, BORROWER AND EACH COLLATERAL SUBSIDIARY SHALL MAINTAIN A CASH COLLATERAL ACCOUNT WITH BANK IN BANK'S NAME INTO WHICH BORROWER SHALL IMMEDIATELY DEPOSIT ALL REMITTANCES, CASH AND CASH-EQUIVALENTS, INCLUDING PROCEEDS OF THE ACCOUNTS COLLATERAL, IN THE IDENTICAL FORM IN WHICH SUCH PAYMENT WAS MADE, WHETHER BY CASH, CHECK OR OTHERWISE. SO LONG AS THIS AGREEMENT IS IN EFFECT, ALL PAYMENTS MADE TO THE CASH COLLATERAL ACCOUNT SHALL BE AND REMAIN, SUBJECT TO THE TERMS OF THIS AGREEMENT, UNDER THE SOLE AND EXCLUSIVE CONTROL OF BANK. EACH BORROWER HEREBY AGREES THAT, FOR SO LONG AS THIS AGREEMENT IS IN EFFECT, ALL PAYMENTS MADE TO THE CASH COLLATERAL ACCOUNT OR OTHERWISE RECEIVED BY BANK, WHETHER IN RESPECT OF THE ACCOUNTS OR AS PROCEEDS OF OTHER OF ANY BORROWER'S COLLATERAL OR OTHERWISE, SHALL (i) BE AND REMAIN, SUBJECT TO OTHER TERMS OF THIS AGREEMENT, UNDER THE SOLE AND EXCLUSIVE CONTROL OF BANK AND (ii) [TWO (2) BUSINESS DAYS] AFTER RECEIPT INTO THE CASH COLLATERAL ACCOUNT BE APPLIED TO REDUCE THE OUTSTANDING


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    PRINCIPAL BALANCE OF THE LOANS. IF NO LOANS ARE THEN OUTSTANDING, ALL SUCH
    REMITTANCES, CASH AND CASH-EQUIVALENTS SHALL BE TRANSFERRED TO THE OPERATING ACCOUNT OF BORROWER MAINTAINED BY BANK. UNLESS OTHERWISE AGREED TO IN WRITING FROM TIME TO TIME HEREAFTER, ALL PAYMENTS WHICH BORROWER IS REQUIRED TO MAKE TO BANK UNDER THIS AGREEMENT OR UNDER ANY OF THE OTHER AGREEMENTS MAY BE MADE BY APPROPRIATE DEBITS TO THE OPERATING ACCOUNT. BANK MAY, IN ITS SOLE AND ABSOLUTE DISCRETION, ELECT TO BILL BORROWER FOR SUCH AMOUNTS, IN WHICH CASE THE AMOUNT SHALL BECOME DUE AND PAYABLE IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THIS AGREEMENT AND THE OTHER AGREEMENTS.


    (h) Section 7.1(a) of the Existing Loan Agreement is hereby amended in its entirety to read as follows:

    (a) IF BORROWER FAILS OR NEGLECTS TO PERFORM, KEEP OR OBSERVE ANY OF BORROWER'S OBLIGATIONS AND THE SAME IS NOT CURED WITHIN THIRTY (30) DAYS AFTER SUCH DEFAULT OR, IF SUCH DEFAULT IS NOT SUSCEPTIBLE TO CURE WITHIN THIRTY (30) DAYS, THEN WITHIN NINETY (90) DAYS SO LONG AS BORROWER IS ACTIVELY TAKING ALL COMMERCIALLY REASONABLE MEASURES TO CURE THE SAME; PROVIDED THAT ALL FAILURES, IF ANY, TO TIMELY PAY BORROWER'S LIABILITIES ARE GOVERNED BY SUBSECTION (c) BELOW AND THAT A BREACH OF ANY OF THE PROVISIONS, TERMS, CONDITIONS OR COVENANTS CONTAINED IN SECTIONS 6.1, 6.2(d), 6.3 AND
    6.4 SHALL AUTOMATICALLY BE AN EVENT OF DEFAULT WITHOUT ANY NOTICE OR CURE PERIOD.

    (i) Sections 7.1(f) through (m), inclusive, 7.1(0) and 7.1(p) are hereby amended to change all references to "Borrower" therein to be references to "Borrower or any Collateral Subsidiary."

    3. Waiver. Bank hereby waives the Existing Defaults. Borrower and Bank hereby agree that the foregoing waiver of the Existing Defaults shall in no way be deemed to be a waiver or forbearance of any other default, any other Event of Default or any Unmatured Default, whether now existing or hereafter arising, under the Existing Loan Agreement or any other Loan Document.

    4. Effectiveness; Security Agreement. This Amendment shall be effective upon the delivery to Bank of each of the following: (i) a fully-executed Amendment,
(ii) a fully-executed Security Agreement in form and substance acceptable to Bank, executed by SPSS US (the "SPSS US SECURITY AGREEMENT"), and (iii) UCC Financing Statements, each in form and substance satisfactory to Bank, executed by SPSS US. The continued effectiveness of the waiver in Section 3 shall be further conditioned upon the delivery to Bank, on or prior to August 23, 2002, of a copy, certified by the secretary of the Borrower, of (A) the resolutions of Borrower's board of directors authorizing the execution, delivery and performance of this Amendment, and (B) the resolutions of SPSS US's Board of Directors authorizing the execution, delivery and performance of the Security Agreement.



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    5. Post-closing Covenants. Borrower shall take all action requested by the
Bank, in its sole discretion, necessary or desirable to create in favor of Bank a valid and perfected first priority pledge and security interest in and to all of Borrower's Intellectual Property Rights. Borrower shall further take all action requested by Bank, in its sole discretion, necessary or desirable to create in favor of Bank a valid and perfected first priority pledge and security interest in and to all of the capital stock of each Subsidiary of Borrower hereafter identified by Bank to Borrower, and, in addition or in the alternative, as may be directed by Bank in its sole discretion, to cause any such Subsidiary to create in favor of Bank a valid and perfected first priority pledge and security interest in and to all of such Subsidiary's assets. Any action requested by Bank pursuant to this Section 5 shall be completed by Borrower within thirty (30) days after Borrower's receipt of Bank's request.


    6. Expenses. Upon demand by Bank therefor, Borrower shall reimburse Bank for all reasonable Costs, fees and expenses incurred by Bank or for which Bank becomes obligated, in connection with the negotiation, preparation and conclusion of this Amendment, including without limitation, reasonable attorney's fees, costs and expenses, lien search fees, costs and expenses, filing and recording fees and all taxes payable in connection with this Amendment.

    7. Waiver of Claims. Borrower hereby acknowledges, agrees and affirms that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Loan Document or any amendments thereto (collectively, the "CLAIMS"), nor does Borrower now have knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement or any other Loan Document, as amended by the amendments thereto, Borrower hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims were the subject of a lawsuit, adjudicated to final judgment from which no appeal could be taken and therein dismissed with prejudice.

    8. Amendment. The Loan Documents and all rights and powers created thereby and thereunder are in all respects ratified and confirmed and shall remain in full force and effect, except as expressly modified hereby. From and after the date hereof, (a) the Existing Loan Agreement shall be deemed to be amended and modified as herein provided, but, except as so amended and modified, the Existing Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument and (b) the term "LOAN AGREEMENT" and all references to amendments thereof as used in the Loan Documents shall mean the Existing Loan Agreement as amended hereby.

    9. Jurisdictions. THIS AMENDMENT HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.



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BORROWER HEREBY (i) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE
LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS AMENDMENT; (ii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (iii) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (iv) TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST BANK OR ANY OF BANK'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT OTHER THAN ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

    10. Trial by Jury. TO THE EXTENT PERMITTED BY LAW, BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOANS.

    11. Representations. This Amendment shall be binding upon and inure to the benefit of the parties hereby and their respective successors and assigns. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank that:

         (a) the execution and delivery of this Amendment, and the performance by Borrower of its obligations under this Amendment and the other Loan Documents as amended, are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provisions of law or the Articles of Incorporation or By-Laws of Borrower or of any other agreement binding upon Borrower;



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         (b) this Amendment, and each other instrument executed by Borrower concurrently herewith, is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement thereof may be subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and to the general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

         (c) all of the representations and warranties of Borrower made in the Loan Documents are true and correct as of the date hereof, except where such representation or warranty specifically relates to an earlier date;

         (d) as of the date hereof, after giving effect to this Amendment, no Event of Default or Unmatured Default under the Loan Documents exists; and

         (e) this Amendment, the Existing Loan Agreement and each and every Other Agreement shall be a "credit agreement" under the Illinois Credit Agreements Act, 815 ILCS 160/1 et.seq. (the "ACT"), the Act applies to this transaction and any action on or in any way related to each and every Loan Document shall be governed by the Act

               THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.




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    IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Third
Amendment to Amended and Restated Loan Agreement dated for reference purposes only as of August 14, 2002.


                                     SPSS INC.


                                     By: /s/ Edward Hamburg
                                        ----------------------------------------
                                     Title:  Chief Financial Officer
                                           -------------------------------------

                                     AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                     CHICAGO


                                     By: /s/ Shane E. Green
                                        ----------------------------------------
                                     Title:  Assistant Vice President
                                          --------------------------------------